UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: June 15, 2017

(Date of earliest event reported)

COHBAR, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55334	26-1299952
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1455 Adams Drive, Suite 2050

Menlo Park, CA 94025

(Address of principal executive offices and zip code)

(650) 446-7888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined  in  Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.           ☐

COHBAR, INC.

FORM 8-K

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Annual Meeting of the stockholders of CohBar, Inc (the “Company”), held on June 15, 2017, the stockholders approved amendments to the Company’s Amended and Restated 2011 Equity Incentive Plan (the “Plan”). The amendments to the Plan were previously approved by the Company’s Board of Directors, subject to stockholder approval at the Annual Meeting. The Plan amendments (a) increased the number of shares reserved for issuance thereunder by 718,471; and (b) removed a restriction on issuances of shares under the Plan to the Company’s insiders in excess of 10% of the number of outstanding shares of the Company’s common stock. After giving effect to the Plan amendments, there are 7,171,540 total shares reserved for issuance under the 2011 Plan (including shares reserved for issuance under currently outstanding stock options), which is equal to 20% of the number of shares of the Company’s common stock presently outstanding.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 15, 2017, the Company held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders: (i) elected Albion Fitzgerald, Jon Stern, Nir Barzilai, Pinchas Cohen and Marc Goldberg to the Company’s Board of Directors, each to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified; (ii) approved amendments to the Company’s Amended and Restated 2011 Equity Incentive Plan and certain related matters; and (iii) ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. Each of the foregoing proposals received a sufficient number of votes to be approved at the Annual Meeting. In addition to the approval by a vote of all shares voted at the meeting, Proposal No. 2 described in the Company’s proxy for the Annual Meeting also received approval by the Company’s disinterested stockholders.

The following is a summary of the voting results for each matter submitted to the stockholders:

Proposal 1. Election of Directors

Name	Votes For	Votes Withheld	Broker Non-Votes
Albion Fitzgerald	20,668,152	–	1,442,534
Jon Stern	20,668,152	–	1,442,534
Nir Barzilai	20,668,152	–	1,442,534
Pinchas Cohen	20,668,152	–	1,442,534
Marc Goldberg	20,668,152	–	1,442,534

Proposal 2. Approve amendments to the Company’s Amended and Restated 2011 Equity Incentive Plan and related matters

Results of voting by all stockholders:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,645,152	2,000	21,000	1,442,534

Results of voting by disinterested stockholders:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,880,933	2,000	21,000	1,442,534

Proposal 3. Ratification of the selection of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,110,686	–	–	–

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHBAR, INC.
(Registrant)

June 19, 2017	By:	/s/ Jeffrey F. Biunno
(Date)		Jeffrey F. Biunno Chief Financial Officer

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